SEI LIQUID ASSET TRUST

Prime Obligation Fund (TPRXX)

Supplement Dated May 28, 2010
to the Statement of Additional Information Dated October 31, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Notification of Changes Related to Money Market Funds and Amended Rule 2a-7

Effective May 28, 2010, the SAI is hereby amended and supplemented to reflect the following changes related to the Prime Obligation Fund.

In the section entitled "Investment Objectives and Policies," the last sentence in the sub-section entitled "Prime Obligation Fund" on page S-3 is hereby deleted and replaced with the following:

In addition, the Fund may invest up to 5% of its net assets in illiquid securities.

In the section entitled "Description of Permitted Investments and Risk Factors," the first sentence in the sub-section entitled "Illiquid Securities" on page S-5 is hereby deleted and replaced with the following:

The Fund may invest up to 5% of its net assets in illiquid securities.

In the section entitled "Description of Permitted Investments and Risk Factors," the text relating to the sub-section entitled "Repurchase Agreements" on page S-8 is hereby deleted and replaced with the following:

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. If the Fund decides to "look through" a repurchase agreement counterparty issuer to the underlying collateral for diversification purposes, the collateral posted by the counterparty will be required to be cash items or U.S. Government securities. Further, the Fund will evaluate the creditworthiness of the counterparty before "look through" treatment. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of SIMC, or the Fund's sub-adviser, as applicable, liquidity or other considerations so warrant.

In the section entitled "Investment Limitations," Item Numbers 12 and 13 in the sub-section "Non-Fundamental Policies" on page S-10 are hereby deleted and replaced with the following:

12.  Invest more than 5% of its net assets in illiquid securities.

13.  The Fund must maintain an average dollar-weighted Fund maturity of 60 days or less.

The section entitled "Determination of Net Asset Value" on page S-19 is hereby deleted and replaced with the following:

DETERMINATION OF NET ASSET VALUE

Securities of the Fund will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Trust's use of amortized cost valuation and the maintenance of the net asset value of the Fund at $1.00 is permitted by Rule 2a-7, under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 60 days or less and may not purchase any instrument having a remaining maturity of more than 397 days. The Fund must maintain a weighted average life maturity of 120 days or less. In addition, money market funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "eligible securities," which means they are: (i) rated, at the time of investment, by at least two NRSROs (one if it is the only NRSRO rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (a "second tier security"). The Sub-Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, investments in second tier securities are subject to the further constraints that: (i) no more than 3% of the Fund's assets may be invested in such securities in the aggregate; and (ii) any investment in such securities of one issuer is limited to 1/2 of 1%.

Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures require the determination of the extent of deviation, if any, of the Fund's current net asset value per share calculated using available market quotations from the Fund's amortized cost value per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-661 (5/10)